Exhibit 99.1

EXCERPTS FROM THE PRELIMINARY OFFERING MEMORANDUM,

DATED JULY 1, 2026

As used in this Exhibit 99.1, the terms “we,” “us” and “our” refer to Talos Energy Inc. and its consolidated subsidiaries, and the term “Company” refers to Talos Production Inc. “NGLs” means natural gas and natural gas liquids and “GAAP means generally accepted accounting principles in the United States of America.

GLOSSARY

As used in this offering memorandum, unless the context indicates or otherwise requires, the following terms have the following meanings.

“Coulomb Interest” means Seller’s 100% working interest and operatorship in the Coulomb field.

“Gulf of America Acquisition” means the transactions contemplated by the Purchase Agreement.

“Na Kika Interests” means Seller’s 50% working interests in the BP-operated Na Kika platform and related Kepler, Ariel, Fourier and Herschel fields comprising a portion of the PSA Assets.

“Preferential Right” means the preferential right to purchase the Na Kika Interests in favor of BP.

“PSA Assets” means certain oil and gas properties and related assets located in the Outer Continental Shelf in the Mississippi Canyon area of the Gulf of America to be acquired by the Buyers (as defined below, in the definition of “Purchase Agreement”) pursuant to the Purchase Agreement, including the Coulomb Interest and the Na Kika Interests.

“Purchase Agreement” means that certain purchase and sale agreement, dated as of June 30, 2026, by and among Talos Ocho Energy LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Issuer (“Talos Ocho”), RE Fund V Holdco II Infrastructure, LLC, a Delaware limited liability company and an affiliate of Ridgewood Energy Corporation (together with Talos Ocho, the “Buyers”), and Shell Offshore Inc., a Delaware corporation (“Seller”), pursuant to which the Buyers will each acquire an undivided 50% interest in the PSA Assets and Talos Ocho will become operator of the Coulomb field.

“Talos Target Assets” means the undivided 50% interest in the PSA Assets to be acquired by our wholly owned subsidiary, Talos Ocho, pursuant to the Purchase Agreement, comprised of the Talos Target Coulomb Interest and the Talos Target Na Kika Interests.

“Talos Target Coulomb Interest” means the 50% working interest and operatorship in the Coulomb field to be acquired by our wholly owned subsidiary, Talos Ocho, pursuant to the Purchase Agreement.

“Talos Target Na Kika Interests” means the undivided 25% working interest in the Na Kika Interests to be acquired by our wholly owned subsidiary, Talos Ocho, pursuant to the Purchase Agreement.

Ongoing Acquisition and Investment Activities

Consistent with our business strategy, we regularly engage in the evaluation of potential acquisitions, investment opportunities, and capital projects. As a part of these efforts, we often engage in discussions with potential sellers, partners or other counterparties regarding the possible purchase of or investment in assets and operations that are strategic and complementary to our existing operations in accordance with our stated strategy to become a leading pure-play offshore E&P. Any such transactions in non-U.S. jurisdictions may be undertaken by one or more current or future foreign subsidiaries which are not, or will not be, guarantors under the Indenture.

We are currently focused on pursuing additional exploration and development opportunities that will further expand our deepwater scale in offshore Gulf of America, Gulf of Mexico, and conventional offshore basins with similar geologic characteristics. In particular, we are in current negotiations with a seller in connection with a potential long-term, non-operated opportunity. To the extent that an agreement with respect to the acquisition is reached, we would expect any initial capital outlay to be limited in nature. Talos’ share of capital expenditures as partner in the project would be expected to be weighted heavily towards the end of the decade, and would be expected to be in line with Talos’ long-term investment and capital allocation strategy. We would anticipate the funding of these investments to include a combination of cash generated from operations, cash on hand, borrowings under our Bank Credit Facility, and/or project financing.

The timeline required to negotiate and close on any one or more opportunities is at times unpredictable and can vary greatly. We typically do not announce a transaction until after we have executed a definitive agreement. In certain cases, in order to protect our business interests or for other reasons, we may defer public announcement of a transaction until closing or a later date. Past experience has demonstrated that discussions and negotiations regarding a potential transaction can advance or terminate in a short period of time. Moreover, the closing of any transaction for which we have entered into a definitive agreement may be subject to customary and other closing conditions, which may not ultimately be satisfied or waived. Such transactions may involve material investments and result in a reallocation of capital. Accordingly, we can give no assurance that our current or future acquisition or investment efforts will be successful.

Summary Historical and Pro Forma Financial Information

The following tables show summary historical financial information for each of the periods indicated for the Talos Target Coulomb Interest and the Talos Target Na Kika Interests. The summary historical financial data for the years ended December 31, 2025 and 2024 has been derived from the audited statements of revenues and direct operating expenses with respect to each of the Coulomb Interest and the Na Kika Interests, each of which is included elsewhere in this offering memorandum, and such data represents 50% of revenues and direct operating expenses attributable to the Coulomb Interest and Na Kika Interests, as applicable, that were reported in such audited statements of revenues and direct operating expenses. The summary historical financial data for the three months ended March 31, 2026 and 2025 has been derived from the unaudited statements of revenues and direct operating expenses with respect to each of the Coulomb Interest and the Na Kika Interests, each of which is included elsewhere in this offering memorandum, and such data represents 50% of revenues and direct operating expenses attributable to the Coulomb Interest and Na Kika Interests, as applicable, that were reported in such statements of revenues and direct operating expenses.

	Talos Target Coulomb Interest
	Years Ended December 31,		Three Months Ended March 31,
(in thousands)	2025	2024	2026	2025
Revenues:
Oil, Natural Gas and NGL Revenues	$219,013	$173,998	$58,320	$55,420
Direct operating expenses	17,441	15,920	4,112	4,368
Revenues in excess of direct operating expenses	201,572	158,078	54,208	51,052

	Talos Target Na Kika Interests
	Years Ended December 31,		Three Months Ended March 31,
(in thousands)	2025	2024	2026	2025
Revenues:
Oil, Natural Gas and NGL Revenues	$152,237	$192,312	$31,279	$44,841
Direct operating expenses	18,658	21,736	3,538	4,512
Revenues in excess of direct operating expenses	133,579	170,576	27,741	40,329

The following table shows our summary pro forma financial information for each of the periods indicated. The summary unaudited pro forma financial information has been prepared from (i) the unaudited condensed consolidated financial statements of Talos for the three months ended March 31, 2026 and 2025 and the audited consolidated financial statements of Talos for the year ended December 31, 2025 incorporated by reference herein, (ii) the unaudited statements of revenues and direct operating expenses of the Coulomb Interest for the three months ended March 31, 2026 and 2025 and the audited statements of revenues and direct operating expenses of the Coulomb Interest for the year ended December 31, 2025 included elsewhere in this offering memorandum and (iii) the unaudited statements of revenues and direct operating expenses of the Na Kika Interests for the three months ended March 31, 2026 and 2025 and the audited statements of revenues and direct operating expenses of the Na Kika Interests for the year ended December 31, 2025 included elsewhere in this offering memorandum. Pro forma financial data for the year ended December 31, 2025 and three months ended March 31, 2026 and 2025 gives effect to the Gulf of America Acquisition as if it had been consummated on January 1, 2025. Pro forma financial data contains certain reclassification adjustments to conform the respective historical Coulomb Interest and Na Kika Interests statements of revenues and direct operating expenses presentation to Talos’ historical financial statement presentation. See “Basis of Presentation.” The following summary pro forma combined financial data has been prepared for illustrative purposes only and is not intended to be a projection of future results of the Company. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors.”

	For Year Ended December 31, 2025
(in thousands)	Talos Energy Inc.	Talos Target Coulomb Interest	Talos Target Na Kika Interests	Talos and Talos Target Assets Pro Forma Combined(1)
Total revenues	$1,780,070	$219,013	$152,237	$2,151,320
Total operating expenses(2)	2,340,350	17,441	18,658	2,376,449
Operating income (expense)(3)	(560,280)	201,572	133,579	(225,129)
Net income (loss) attributable to Talos Energy Inc.(3)	(494,290)	201,572	133,579	(159,139)
Adjusted EBITDA attributable to Talos Energy Inc.(3)	1,198,620	201,572	133,579	1,533,771

	For Three Months Ended March 31, 2026
(in thousands)	Talos Energy Inc.	Talos Target Coulomb Interest	Talos Target Na Kika Interests	Talos and Talos Target Assets Pro Forma Combined(1)
Total revenues	$472,310	$58,320	$31,279	$561,909
Total operating expenses(2)	591,736	4,112	3,538	599,386
Operating income (expense)(3)	(119,426)	54,208	27,741	(37,477)
Net income (loss) attributable to Talos Energy Inc.(3)	(256,165)	54,208	27,741	(174,216)
Adjusted EBITDA attributable to Talos Energy Inc.(3)	293,207	54,208	27,741	375,156

	For Three Months Ended March 31, 2025
(in thousands)	Talos Energy Inc.	Talos Target Coulomb Interest	Talos Target Na Kika Interests	Talos and Talos Target Assets Pro Forma Combined(1)
Total revenues	$513,059	$55,420	$44,841	$613,320
Total operating expenses(2)	469,608	4,368	4,512	478,488
Operating income (expense)(3)	43,451	51,052	40,329	134,832
Net income (loss) attributable to Talos Energy Inc.(3)	(9,868)	51,052	40,329	81,513
Adjusted EBITDA attributable to Talos Energy Inc.(3)	363,003	51,052	40,329	454,384

(1)

Pro forma combined financial data represents the arithmetic sum of the Talos, Talos Target Coulomb Interest and Talos Target Na Kika Interests historical financial data. Assumes we acquire all of the Talos Target Assets in the Gulf of America Acquisition and that BP does not exercise the Preferential Right with respect to the Na Kika Interests as described under “Recent Developments—Gulf of America Acquisition—The Talos Target Assets.”

(2)	Represents direct operating expenses with respect to the Talos Target Coulomb Interest and the Talos Target Na Kika Interests.
(3)	Represents revenues in excess of direct operating expenses with respect to the Talos Target Coulomb Interest and the Talos Target Na Kika Interests.

Summary Historical and Pro Forma Reserve, Production and Operating Data

The following table presents our estimated proved oil, natural gas and NGLs reserves and the reserves associated with the Talos Target Coulomb Interest and the Talos Target Na Kika Interests as of December 31, 2025, individually and on a pro forma combined basis. The reserve estimates as of December 31, 2025 presented with respect to Talos were estimated by Netherland, Sewell & Associates, Inc. (“NSAI”) based on pricing guidelines established by the SEC (“SEC Pricing”). The reserve estimates as of December 31, 2025 presented with respect to the Talos Target Coulomb Interest and the Talos Target Na Kika Interests are based on separate reserve reports prepared by NSAI with respect to the Coulomb Interest and the Na Kika Interests, respectively, in each case based on SEC Pricing, and represent 50% of the reserve estimates with respect to the Coulomb Interest and the Na Kika Interests, as applicable, that were included in such reports. Unless otherwise indicated, the references to the estimated reserves in this section give pro forma effect to the Gulf of America Acquisition as it had been completed on December 31, 2025. The summary pro forma combined production data set forth below gives effect to the Gulf of America Acquisition as if it had been completed on January 1, 2025. The following summary pro forma combined reserve and production data have been prepared for illustrative purposes only and are not intended to be a projection of future results of the Company. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors.”

	As of December 31, 2025(1)
	Talos Energy Inc.	Talos Target Coulomb Interest(3)	Talos Target Na Kika Interests(4)	Talos and Talos Target Assets Pro Forma Combined(5)
Proved Developed Producing:
Oil (MBbls)	78,537	7,076	5,740	91,353
Natural gas (MMcf)	103,638	13,461	8,342	125,441
NGLs (MBbls)	7,092	—	—	7,092
Total (MBoe)	102,902	9,397	7,178	119,477
PV-10 (thousands) (2)	$2,419,008	$328,681	$163,075	$2,910,764
Proved Developed Non-Producing:
Oil (MBbls)	22,495	—	1,876	24,371
Natural gas (MMcf)	52,783	—	1,578	54,361
NGLs (MBbls)	2,552	—	—	2,552
Total (MBoe)	33,844	—	2,148	35,992
PV-10 (thousands) (2)	$438,503	$—	$90,853	$529,356
Proved Undeveloped:
Oil (MBbls)	29,595	3,277	—	32,872
Natural gas (MMcf)	38,180	4,196	—	42,376
NGLs (MBbls)	1,990	—	—	1,990
Total (MBoe)	37,948	4,000	—	41,948
PV-10 (thousands) (2)	$331,527	$87,267	$—	$418,794
Total Proved:
Oil (MBbls)	130,626	10,353	7,616	148,595
Natural gas (MMcf)	194,601	17,657	9,920	222,178
NGLs (MBbls)	11,634	—	—	11,634
Total (MBoe)	174,693	13,397	9,326	197,416
Standardized Measure (thousands) (2)	$2,804,857	$416,820	$253,927	$3,475,604
PV-10 (thousands) (2)	$3,189,037	$415,948	$253,927	$3,858,912

(1)

SEC Pricing adjusted by lease for market differentials (quality, transportation, fees, energy content and regional price differentials) as of December 31, 2025 for Talos was $65.37 per Bbl of oil, $3.61 per Mcf of natural gas and $19.22 per Bbl of NGLs. SEC Pricing adjusted by lease for market differentials as of December 31, 2025 for the Talos Target Assets was $64.41 per Bbl of oil and $4.18 per Mcf of natural gas.

(2)

PV-10 is a non-GAAP financial measure and differs from the standardized measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure. PV-10 is a computation of the standardized measure of discounted future net cash flows on a pre-tax basis. PV-10 is equal to the standardized measure of discounted future net cash flows at the applicable date, before deducting future income taxes, discounted at 10%. We believe that the presentation of PV-10 is relevant and useful to investors because it presents the discounted future net cash flows attributable to our estimated net proved reserves prior to taking into account future corporate income taxes, and it is a useful measure for evaluating the relative monetary significance of our oil and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our reserves to other companies without regard to the specific tax characteristics of such entities. We use this measure when assessing the potential return on investment related to our oil and natural gas properties. PV-10, however, is not a substitute for the standardized measure of discounted future net cash flows. Our PV-10 measure and the standardized measure of discounted future net cash flows do not purport to represent the fair value of our oil and natural gas reserves.

(3)	Represents 50% of the reserve estimates included in NSAI’s report with respect to the Coulomb Interest.
(4)	Represents 50% of the reserve estimates included in NSAI’s report with respect to the Na Kika Interests.
(5)

Reflects the arithmetic sum of the three preceding columns. Assumes we acquire all of the Talos Target Assets in the Gulf of America Acquisition and that BP does not exercise the Preferential Right with respect to the Na Kika Interests as described under “—Recent Developments—Gulf of America Acquisition—The Talos Target Assets.”

Summary Pro Forma Production Data

	For the Three Months Ended March 31, 2026
	Talos Historical	Talos Target Coulomb Interest Historical	Talos Target Na Kika Interests Historical	Talos and Talos Target Assets Pro Forma Combined(1)
Average Net Daily Production Volumes(2):
Oil (MBbl/d)	63.8	7.9	4.7	76.4
Natural gas (MMcf/d)	107.7	16.9	4.2	128.8
NGLs (MBbl/d)	7.1	—	—	7.1
Total average net daily (MBoe/d)	88.8	10.8	5.4	105.0

(1)

Pro forma combined production represents the arithmetic sum of the Talos, Talos Target Coulomb Interest and Talos Target Na Kika Interests historical production data. Assumes we acquire all of the Talos Target Assets in the Gulf of America Acquisition and that BP does not exercise the Preferential Right with respect to the Na Kika Interests as described under “Recent Developments—Gulf of America Acquisition—The Talos Target Assets.”

(2)

Determined using the ratio of (i) for Talos historical production data, 6 Mcf of natural gas to 1 Bbl of crude oil and (ii) for Talos Target Coulomb Interest and Talos Target Na Kika Interests historical production data, 5.8 Mcf of natural gas to 1 Bbl of crude oil.

	For the Year Ended December 31, 2025
	Talos Historical	Talos Target Coulomb Interest Historical	Talos Target Na Kika Interests Historical	Talos and Talos Target Assets Pro Forma Combined(1)
Average Net Daily Production Volumes(2):
Oil (MBbl/d)	65.9	8.4	6.1	80.4
Natural gas (MMcf/d)	126.4	16.3	6.4	149.1
NGLs (MBbl/d)	7.6	—	—	7.6
Total average net daily (MBoe/d)	94.6	11.2	7.2	113.0

(1)

Pro forma combined production represents the arithmetic sum of the Talos, Talos Target Coulomb Interest and Talos Target Na Kika Interests historical production data. Assumes we acquire all of the Talos Target Assets in the Gulf of America Acquisition and that BP does not exercise the Preferential Right with respect to the Na Kika Interests as described under “Recent Developments—Gulf of America Acquisition—The Talos Target Assets.”

(2)

Determined using the ratio of (i) for Talos historical production data, 6 Mcf of natural gas to 1 Bbl of crude oil and (ii) for Talos Target Coulomb Interest and Talos Target Na Kika Interests historical production data, 5.8 Mcf of natural gas to 1 Bbl of crude oil.